December 14, 2015

THE DREYFUS/LAUREL FUNDS TRUST
- Dreyfus Global Equity Income Fund

Supplement to Summary and Statutory Prospectus
dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).  Dreyfus has engaged its affiliate, Newton Capital Management Limited (Newton), to serve as the fund's sub-investment adviser.

Nick Clay and Terry Coles are the fund's primary portfolio managers, positions they have held since October 2012 and December 2015, respectively.  Mr. Clay, the fund's lead portfolio manager, is an investment manager and a member of the global funds investment team at Newton.   Mr. Coles is an investment manager and a member of the global funds investment team at Newton.

The following information supersedes and replaces the fourth paragraph included in "Fund Details – Management" in the statutory prospectus:

Nick Clay and Terry Coles are the fund's primary portfolio managers, positions they have held since October 2012 and December 2015, respectively.  Mr. Clay, the fund's lead portfolio manager, is an investment manager and a member of the global funds investment team at Newton, which he joined in 2000. Mr. Coles is an investment manager and a member of the global funds investment team at Newton, which he joined in 2010.